EXECUTION VERSION FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 5, 2017, is entered into by and among Sterling Construction Company, Inc., a Delaware corporation (the “Borrower”), Wilmington Trust, National Association, as agent (the “Agent”) for the lenders identified on Schedule 2 to the Loan Agreement (as defined below) (the “Lenders”) and the Lenders, and with respect to Sections 3.2 and 3.3 hereto only, the Persons listed on the signature pages hereto as Guarantors (the “Guarantors” and, together with the Borrower, collectively, the “Loan Parties”). R E C I T A L S WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders are parties to that certain Loan and Security Agreement, dated as of April 3, 2017, providing for certain extensions of credit to Borrower as provided therein (the “Existing Loan Agreement”; and the Existing Loan Agreement, as the same may be further amended, supplemented or otherwise modified from time to time, including by this Amendment, is referred to herein as the “Loan Agreement”); and WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Loan Agreement and by execution of this Amendment, each of the undersigned is agreeing to certain amendments to the Existing Loan Agreement as more fully set forth herein; NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Loan Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections of the Existing Loan Agreement. Section 2. Amendment to Loan Agreement. The Existing Loan Agreement is hereby amended as of the date set forth above as follows: 2.1 The definition of “Change of Control” in Article 1 of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows: “Change of Control” shall mean an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the Equity Securities of the Borrower entitled to vote for members of the board of

HOU:3819114.1 2 directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such Equity Securities that such “person” or “group” has the right to acquire pursuant to any option right); (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; (c) any “change in control” (or comparable term) or mandatory redemption event or similar event occurs under any agreement governing Material Indebtedness of any Loan Party or any of its Subsidiaries; (d) all or substantially all of the Borrower’s and its Subsidiaries’ consolidated assets are sold, transferred or disposed; or (e) Borrower (directly or indirectly) ceasing to own and control 100% of the economic and voting interests of each class of the outstanding Equity Securities of each of its wholly-owned Subsidiaries, free and clear of all Liens (other than the (i) Liens in favor of the Agent to secure the Obligations hereunder, (ii) Liens existing in such Person’s organizational documents in effect as of the date hereof or (iii) restrictions on transfer under applicable federal and state securities laws), except where such failure is as a result of a transaction expressly permitted hereunder. Section 3. Miscellaneous. 3.1 Confirmation. The provisions of the Existing Loan Agreement, as amended by this Amendment, and each other Loan Document shall remain in full force and effect following the effectiveness of this Amendment and are hereby ratified and confirmed as so amended. This Amendment shall not constitute a novation or satisfaction and accord of the Loan Agreement and/or other Loan Document, but shall constitute an amendment thereof. Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any other Loan Document to the “Loan Agreement” shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment. 3.2 Ratification and Affirmation of Loan Party Obligations; Representations and Warranties of the Loan Parties. Each of the Loan Parties hereby (a) acknowledges the terms of and consents to this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, including as expressly amended hereby, and the Loan Agreement and the other Loan Documents shall constitute the legal, valid, binding and enforceable obligations of such Loan Party party thereto; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties

HOU:3819114.1 3 contained in each Loan Document to which it is a party are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing or will result from the execution, delivery or performance of this Amendment. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby. 3.3 Reaffirmation of Guarantor Obligations. Each Guarantor consents to the execution and delivery by Borrower and the other Loan Parties of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Guaranty to which such Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Loan Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of Borrower or any other Loan Party to the Lenders or any other obligation of Borrower or any other Loan Party, or any actions now or hereafter taken by the Agent or the Lenders with respect to any obligation of Borrower or any other Loan Party, the Guaranty to which such Guarantor is a party (a) is and shall continue to be a primary obligation of such Guarantor, (b) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment and (c) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty to which such Guarantor is a party. 3.4 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof; provided that, upon request of any party hereto, such facsimile or electronic transmission shall be promptly followed by the original thereof. 3.5 NO ORAL AGREEMENT. THIS AMENDMENT, THE EXISTING LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE

HOU:3819114.1 4 PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. 3.6 GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. 3.7 Effect of This Agreement. This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Agent under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a Loan Document for all purposes of the Loan Agreement. 3.8 Payment of Expenses. In accordance with Section 11.03 of the Existing Loan Agreement, the Borrower agrees to pay or reimburse the Agent and the Lenders for all of their costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, costs and expenses of counsel to each of the Agent and the Lenders. 3.9 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 3.10 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. [SIGNATURE PAGES FOLLOW]